MERRILL LYNCH
PACIFIC FUND, INC.








FUND LOGO








Quarterly Report

March 31, 1997




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH PACIFIC FUND, INC.



DEAR SHAREHOLDER


Although Merrill Lynch Pacific Fund, Inc.'s total returns were virtually unchanged for the three months ended March 31, 1997, they substantially outperformed the unmanaged Benchmark Index for the same period. Total returns for the Fund's Class A, Class B, Class C and Class D Shares were +0.23%, 0.00%, +0.05% and +0.19%, respectively, compared to the unmanaged Benchmark Index's return of -10.19%. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3--6 of this report to shareholders.)

Large Positions Trimmed
We made relatively few changes to Merrill Lynch Pacific Fund's portfolio during the March quarter. We experienced net cash outflows during the quarter, so we were obliged to identify appropriate sale candidates. Fortunately, most of our major positions significantly outperformed their relevant markets, so that there were a number of opportunities for us to trim holdings.

We sold modest amounts of some of the Fund's largest positions including Canon, Inc., Murata Manufacturing Co., Ltd., HSBC Holdings PLC, Sankyo Co., Ltd., Rohm Co., Ltd. and Bridgestone Corporation. These sales were consistent with our strategy of maintaining informal limits on the percentage of net assets that we wish to commit to individual stocks, especially those whose prices have a reasonably high correlation; that is, their prices tend to move together. We seek to invest at least 6% of the Fund's assets in individual companies that we believe represent especially attractive long-term investment opportunities, but we generally prefer to keep these positions below 7%--7.5% of the portfolio. These guidelines are not strict limits, since there is always the possibility that we will identify a stock that offers such an attractive risk/return tradeoff that we will exceed the informal 7.5% investment limit. By trimming some of our largest holdings, we reduced our exposures to below the 7% level.

For the most part, we continue to view these companies as being in growth industries and their shares reasonably valued. However, Bridgestone Corporation is a somewhat different case. The company has successfully trimmed debt and is rebuilding the US operation acquired from The Firestone Tire & Rubber Co. Nevertheless, we view its industry as more cyclical than others represented in the portfolio's largest positions. In our opinion, the tire and rubber industry has little unit growth. In addition, we believe that consumers perceive little difference between various brands of tires, so tire companies like Bridgestone have less pricing power than companies with products that can be more clearly differentiated. Given these factors, we believed that it was appropriate to decrease our investment in Bridgestone as it reached 4.5% of net assets.

Currency Hedging Strategy
Another area in which we successfully raised cash was through the sale and re-establishment of yen put options. As discussed in previous reports to shareholders, we had sold yen forward when the currency exchange rate was 85 yen/US $1 so that the Fund's portfolio had no yen exposure. Now that the exchange rate is approximately 120 yen--125 yen/US $1, it seems less likely that there will be further substantial US dollar appreciation. On the other hand, there still are risks that the yen will weaken somewhat further. So rather than sell yen forward for a fixed amount of US dollars (and thereby give up profits if the yen were to strengthen), we chose to buy yen put options in the March quarter. We regard these options as a means of insuring the portfolio against further yen weakness. If the Japanese currency does continue to depreciate, our yen put options become further "in the money" and perform more like forward sale contracts. Rather than keep too much unrealized profit in yen put options, we try to realize these gains and restrike the options at levels closer to the current spot rate for the currencies.

Other Factors Affecting Performance
Although many of our largest investments performed well in both absolute as well as relative terms, the Fund's total returns were flat for the March quarter because the yen substantially depreciated relative to the US dollar, and we were only partially hedged against yen depreciation. In addition, some of our other large positions, such as Mitsubishi Heavy Industries, Ltd., Toyo Seikan Kaisha, Ltd., Lend Lease Corp. and Coca-Cola Amatil, Ltd., declined in price.

Furthermore, for some time now, the Japanese property and casualty insurance stocks have performed poorly. In many of our past reports to shareholders, we have discussed why these stocks are undervalued on both assets as well as earnings evaluations. Nevertheless, they still have not provided positive total returns for the Fund. Since these stocks all have liquidation values that are higher than their current prices, we are unwilling to sell them. This is espe-cially true in this environment, in which we perceive there are few attractive investments in the Japanese stock market.

Now that the Japanese insurance market has opened to foreign competition, these companies may begin to be followed more closely by the investment community, although there are not yet signs of renewed investor interest. These stocks appear to be categorized by investors into the broad category of Japanese "financial stocks," which may in large measure account for their poor performances. In contrast to the non-life insurance companies, other industries within the finance sector are experiencing severe problems. Japanese banks have very low capital ratios and their shares are selling at very high price/earnings ratios. Japanese brokerage firms are plagued by revelations of illegal activities that precipitated sharp declines in their share prices. In contrast, the non-life insurance companies have underwriting profits, in contrast to many other insurance companies in the world. They also have the healthiest financial positions (solvency ratios) of all Japanese financial companies. The solvency ratios of Japanese property and casualty insurance companies are on a par with the most strongly capitalized insurance companies in the world. Although we cannot yet perceive the catalyst that would lead to higher share prices for Japanese property and casualty insurance companies, we plan to maintain our positions since their current share prices are undervalued given their strong fundamental positions.

Our Other Markets
Our most significant investment activities outside of Japan during the March quarter were the sales of Hong Kong investments so that our portfolio exposure moved from an overweighted to a market-weighted position. Although we believe that the transfer of Hong Kong's government from the United Kingdom to The People's Republic of China will be relatively smooth, there is still a possibility of some political turmoil. In our view, current valuations in the Hong Kong stock market do not fully reflect this risk; therefore, we gradually pulled back from our overweighted position there.

In Conclusion
We thank you for your investment in Merrill Lynch Pacific Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Stephen I. Silverman)
Stephen I. Silverman
Vice President and Portfolio Manager



April 30, 1997



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                     Market Performance           Market Capitalization
                                                              In Local Currency/In US Dollars        (as of 12/31/96)

                                                                  3 Month            12 Month   In US Dollars  % of Total
                                                                  % Change           % Change     (Billions)    (100.0%)
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*     + 0.23            + 1.22(1)
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*       0.00            + 0.19(2)
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*     + 0.05            + 0.18(3)
ML Pacific Fund, Inc. Class D Shares--Total Investment Return*     + 0.19            + 0.93(4)
Market-Weighted Index**                                            -10.19(5)         -20.55(6)
Benchmark Index***                                                 -10.18            -17.19
   Japan                                                        - 6.64/-12.39     -16.11/-27.45    $3,071         72.7%
   Australia                                                    - 0.09/-1.67      + 8.84/+8.81        306          7.2
   Hong Kong                                                    - 6.82/-6.99      +14.39/+14.18       393          9.3
   Malaysia                                                     - 2.58/-0.69      + 4.70/+6.88        283          6.7
   Singapore                                                    - 4.70/-7.68      -11.05/-13.33       146          3.5
   Thailand                                                     -15.17/-16.05     -45.30/-46.76        26          0.6

(1)Percent change includes reinvestment of $1.403 per share ordinary income dividends and $0.505 per share capital gains distributions.
(2)Percent change includes reinvestment of $1.167 per share ordinary income dividends and $0.505 per share capital gains distributions.
(3)Percent change includes reinvestment of $1.194 per share ordinary income dividends and $0.505 per share capital gains distributions.
(4)Percent change includes reinvestment of $1.337 per share ordinary income dividends and $0.505 per share capital gains distributions.
(5)12/31/96 market weights used in this computation. The Market-Weighted Index return and individual country returns do not include dividends.
(6)3/31/96 market weights used in this computation. The Market-Weighted Index return and individual country returns do not include dividends.
  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **Unmanaged. The Market-Weighted Index weights the US dollar-adjusted Pacific Basin stock market returns by the relative market capitalization of each individual country on the appropriate date.
***Unmanaged. The Benchmark Index weights US dollar-adjusted returns based on 68% Japan, 7% Australia, 14% Hong Kong, 5% Malaysia, 4% Singapore and 2% Thailand.


PERFORMANCE DATA (continued)


Results of a $1,000 Investment Since Inception--Class A Shares


(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on September 23, 1976 to $18,483.26 on March 31, 1997.

Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/97                        + 1.22%         -4.09%
Five Years Ended 3/31/97                  +10.40          +9.21
Ten Years Ended 3/31/97                   + 7.49          +6.91

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/97                         +0.19%         -3.52%
Five Years Ended 3/31/97                   +9.28          +9.28
Inception (10/21/88) through 3/31/97       +7.62          +7.62

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/97                         +0.18%         -0.75%
Inception (10/21/94)
through 3/31/97                            +3.18          +3.18

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/97                         +0.93%         -4.37%
Inception (10/21/94)
through 3/31/97                            +3.97          +1.70

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed   Dividends Paid*  % Change**
9/23/76--12/31/76                  $ 9.30      $ 9.81          --             --          + 5.48%
1977                                 9.81        9.20          --           $0.050        - 5.73
1978                                 9.20       14.48       $ 0.070          0.020        +58.87
1979                                14.48        8.96         3.340          0.120        -23.40
1980                                 8.96       12.11          --            0.220        +38.49
1981                                12.11       12.78         1.460          0.230        +22.22
1982                                12.78       12.07         0.420          0.320        + 0.46
1983                                12.07       16.04         0.180          0.290        +38.54
1984                                16.04       15.43         0.950          0.090        + 2.92
1985                                15.43       19.59         1.380          0.160        +40.96
1986                                19.59       34.32         0.190          0.110        +77.78
1987                                34.32       16.15        22.154          0.183        +10.77
1988                                16.15       19.11         2.064          0.196        +34.38
1989                                19.11       20.65         1.042          0.061        +14.49
1990                                20.65       16.52         1.668          0.766        - 8.39
1991                                16.52       18.34         0.521          0.433        +17.04
1992                                18.34       15.80         0.221          0.741        - 8.75
1993                                15.80       21.21          --            0.027        +34.41
1994                                21.21       21.12         0.469          0.219        + 2.90
1995                                21.12       22.16         0.382          0.298        + 8.20
1996                                22.16       21.58         0.505          1.403        + 6.09
1/1/97--3/31/97                     21.58       21.63          --             --          + 0.23
                                                            -------         ------
                                                      Total $37.016   Total $5.937

                                                Cumulative total return as of 3/31/97: +1,850.74%**

Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed   Dividends Paid*  % Change***
10/21/88--12/31/88                 $17.93      $19.09        $1.034         $0.171        +13.37%
1989                                19.09       20.49         1.042           --          +13.39
1990                                20.49       16.30         1.668          0.653        - 9.29
1991                                16.30       18.01         0.521          0.322        +15.87
1992                                18.01       15.34         0.221          0.726        - 9.72
1993                                15.34       20.41          --             --          +33.05
1994                                20.41       20.27         0.469          0.041        + 1.87
1995                                20.27       21.22         0.382          0.099        + 7.10
1996                                21.22       20.59         0.505          1.167        + 5.00
1/1/97--3/31/97                     20.59       20.59          --             --          + 0.00
                                                             ------         ------
                                                       Total $5.842   Total $3.179

                                                   Cumulative total return as of 3/31/97: +85.91%***

  *Figures may include short-term capital gains distributions.
 **Figures do not include sales charges; results would be lower if sales charge was included.
***Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed   Dividends Paid*  % Change**
10/21/94--12/31/94                 $21.67      $20.12        $0.469         $0.191         -4.04%
1995                                20.12       20.97         0.382          0.179         +7.07
1996                                20.97       20.30         0.505          1.194         +5.00
1/1/97--3/31/97                     20.30       20.31           --            --           +0.05
                                                             ------         ------
                                                       Total $1.356   Total $1.564

                                                    Cumulative total return as of 3/31/97: +7.93%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed   Dividends Paid*  % Change**
10/21/94--12/31/94                 $22.70      $21.11        $0.469         $0.213         -3.93%
1995                                21.11       22.14         0.382          0.255         +7.95
1996                                22.14       21.57         0.505          1.337         +5.84
1/1/97--3/31/97                     21.57       21.61           --            --           +0.19
                                                             ------         ------
                                                       Total $1.356   Total $1.805

                                                    Cumulative total return as of 3/31/97: +9.97%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.



SCHEDULE OF INVESTMENTS
                             Shares Held/                                                                           Percent of
Industry                     Face Amount             Investments                           Cost             Value   Net Assets
Japanese Securities


Automobile                     4,794,000   Suzuki Motor Corp.                        $   50,657,289   $   46,600,243    2.6%

Beverage                         380,000   Chukyo Coca-Cola Bottling Co., Ltd.            5,420,506        3,232,078    0.2
                                 424,000   Hokkaido Coca-Cola Bottling Co., Ltd.          6,399,350        4,602,349    0.3
                                 386,000   Kinki Coca-Cola Bottling Co., Ltd.             7,430,096        4,221,142    0.2
                                 476,000   Mikuni Coca-Cola Bottling Co., Ltd.            8,487,431        5,745,160    0.3
                                 470,000   Sanyo Coca-Cola Bottling Co., Ltd.             7,028,799        5,710,814    0.3
                                                                                     --------------   --------------  ------
                                                                                         34,766,182       23,511,543    1.3

Capital Goods                 13,543,000   Mitsubishi Heavy Industries, Ltd.             99,257,428       88,311,989    4.9

Chemicals                      3,167,000   Shin-Etsu Chemical Co., Ltd.                  57,554,546       60,287,161    3.4

Consumer                YEN  409,000,000   Matsushita Electric Works, Ltd.--
Electronics                                C.E.W. #8, 2.70% due 5/31/2002
                                           (Convertible)                                  4,543,868        4,124,787    0.2

Containers                     2,103,200   Toyo Seikan Kaisha, Ltd.                      57,600,127       39,184,771    2.2

Electric                       1,886,500   Chudenko Corp.                                55,422,512       49,970,474    2.8
Construction                   3,365,000   Kinden Corp.                                  53,752,777       39,524,099    2.2
                               1,232,000   Taihei Dengyo Kaisha, Ltd.                    24,789,475        7,584,609    0.4
                                                                                     --------------   --------------  ------
                                                                                        133,964,764       97,079,182    5.4

Electric Equipment             3,362,000   Murata Manufacturing Co., Ltd.               120,017,737      120,917,618    6.8
                               2,557,000   NEC Corporation                               37,256,072       28,997,975    1.6
                                 900,000   Rohm Co., Ltd.                                43,718,151       66,488,457    3.7
                                     169   Sumitomo Electric Industries,
                                           Ltd., #1 YEN (Warrants)(a)                       185,351          273,795    0.0
                                                                                     --------------   --------------  ------
                                                                                        201,177,311      216,677,845   12.1

Iron & Steel                     475,000   Maruichi Steel Tube, Ltd.                      6,023,843        7,618,469    0.4

Office Equipment               5,550,000   Canon, Inc.                                   93,692,031      119,137,303    6.7

Pharmaceuticals                2,364,000   Sankyo Co., Ltd.                              52,929,370       65,299,636    3.7

Property & Casualty            8,790,000   Dai-Tokyo Fire & Marine Insurance
Insurance                                  Co., Ltd.                                     53,840,330       42,721,750    2.4
                               4,492,000   Fuji Fire & Marine Insurance
                                           Co., Ltd.                                     16,261,457       14,227,396    0.8
                               7,539,000   Koa Fire & Marine Insurance
                                           Co., Ltd.                                     45,292,612       35,114,824    2.0
                               8,191,000   Nichido Fire & Marine Insurance
                                           Co., Ltd.                                     46,307,188       44,322,301    2.5
                               7,119,000   Sumitomo Marine & Fire Insurance
                                           Co., Ltd.                                     61,618,176       43,250,304    2.4
                               4,662,000   Tokio Marine & Fire Insurance
                                           Co., Ltd.                                     46,990,608       47,582,989    2.6
                                                                                     --------------   --------------  ------
                                                                                        270,310,371      227,219,564   12.7

Retailing                      1,524,000   Ito-Yokado Co., Ltd.                          75,480,112        67,897,934    3.8
                                 364,000   Sangetsu Co., Ltd.                             8,382,717        6,309,923    0.4
                                 352,000   Senshukai Co., Ltd.                            5,696,494        2,731,600    0.1
                                                                                     --------------   --------------  ------
                                                                                         89,559,323       76,939,457    4.3

Tires & Rubber                 4,060,000   Bridgestone Corporation                       69,314,670       76,299,717    4.3

                                           Total Investments in Japan                 1,221,351,123    1,148,291,667   64.2

SCHEDULE OF INVESTMENTS (continued)
                                                                                                                    Percent of
Industry                     Shares Held             Investments                           Cost             Value   Net Assets
Australian Securities

Food & Beverage                4,635,222   Coca-Cola Amatil, Ltd.                    $   27,179,148   $   44,060,090    2.5%

Leisure                       13,378,824   Village Roadshow Ltd. 'A'
                                           (Preferred)                                   30,080,632       36,068,346    2.0

Property                       6,088,350   Lend Lease Corp.                              78,133,814      104,303,676    5.8

                                           Total Investments in Australia               135,393,594      184,432,112   10.3


Hong Kong Securities

Agriculture                   70,658,176   C.P. Pokphand Co. Ltd. (Ordinary)             24,172,280       22,797,372    1.3

Banking                        4,493,893   HSBC Holdings PLC                             68,353,184      104,394,494    5.8

Conglomerates                  6,163,035   Hutchison Whampoa Ltd.                        35,685,036       46,331,134    2.6

Property                       7,928,000   Cheung Kong (Holdings) Ltd.                   57,101,771       69,831,064    3.9

                                           Total Investments in Hong Kong               185,312,271      243,354,064   13.6


Indian Securities

Banking                        3,257,000   Industrial Development Bank of India          11,173,586        7,681,175    0.4
                                     350   SCICI, Ltd.                                        1,051              232    0.0
                                                                                     --------------   --------------  ------
                                                                                         11,174,637        7,681,407    0.4

Broadcast/Media                  620,000   BITV                                           3,557,822          190,343    0.0

Diversified Mutual Fund        1,929,400   Master Plus                                    1,146,844          743,112    0.1

Financial Services                72,000   Housing Development Finance
                                           Corp. Ltd.                                     5,781,901        5,526,095    0.3

                                           Total Investments in India                    21,661,204       14,140,957    0.8

Indonesian Securities

Pharmaceuticals                2,831,500   P.T. Kalbe Farma                               4,779,899        3,185,438    0.2

                                           Total Investments in Indonesia                 4,779,899        3,185,438    0.2


Malaysian Securities

Conglomerates                 35,998,000   Renong BHD                                    59,943,737       61,038,191    3.4

Transportation                   987,000   Malaysian International Shipping
                                           BHD                                            3,530,497        2,450,565    0.2

                                           Total Investments in Malaysia                 63,474,234       63,488,756    3.6


New Zealand Securities

Diversified                   45,962,584   Guiness Peat Group PLC                        18,582,889       28,082,403    1.6

                                           Total Investments in New Zealand              18,582,889       28,082,403    1.6


SCHEDULE OF INVESTMENTS (concluded)
                             Shares Held/                                                                           Percent of
Industry                     Face Amount             Investments                           Cost             Value   Net Assets
Singaporean Securities

Transportation                   300,000   Singapore Bus Co. Ltd.--Foreign
                                           Registered                                $    1,060,285   $    1,495,845    0.1%

                                           Total Investments in Singapore                 1,060,285        1,495,845    0.1


South Korean Securities

Banking                          531,600   Hana Bank (GDR) (b)                            7,774,650        7,495,560    0.4

                                           Total Investments in South Korea               7,774,650        7,495,560    0.4


Thailand Securities

Banking                  US$  12,080,000   Bangkok Bank Public Company Ltd.,
                                           3.25% due 3/03/2004 (Convertible)             13,552,370       11,234,400    0.6

                                           Total Investments in Thailand                 13,552,370       11,234,400    0.6


Short-Term Securities

Commercial Paper*        US$  42,860,000   General Motors Acceptance Corp.,
                                           6.75% due 4/01/1997                           42,860,000       42,860,000    2.4

                                           Total Investments in Short-Term
                                           Securities                                    42,860,000       42,860,000    2.4

                         Nominal Value                                                   Premiums
                       Covered by Options                Issue                             Paid

Currency Put Options Purchased

                         US$ 477,000,000   Japanese Yen, expiring January 1998
                                           at YEN 120                                    11,424,150       18,507,600    1.0
                             630,000,000   Japanese Yen, expiring March 1998
                                           at YEN 125                                    14,834,727       13,986,000    0.8

                                           Total Currency Put Options Purchased          26,258,877       32,493,600    1.8

Total Investments                                                                    $1,742,061,396    1,780,554,802   99.6
                                                                                     ==============
Unrealized Appreciation on Forward Foreign Exchange Contracts**                                            1,127,299    0.1

Other Assets Less Liabilities                                                                              5,604,539    0.3
                                                                                                      --------------  ------
Net Assets                                                                                            $1,787,286,640  100.0%
                                                                                                      ==============  ======
Net Asset Value:         Class A--Based on net assets of $577,623,126 and
                                  26,700,931 shares outstanding                                       $        21.63
                                                                                                      ==============
                         Class B--Based on net assets of $1,002,909,363 and
                                  48,714,251 shares outstanding                                       $        20.59
                                                                                                      ==============
                         Class C--Based on net assets of $82,879,688 and
                                  4,081,732 shares outstanding                                        $        20.31
                                                                                                      ==============
                         Class D--Based on net assets of $123,874,463 and
                                  5,731,156 shares outstanding                                        $        21.61
                                                                                                      ==============

(a)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)Global Depositary Receipts (GDR).
  *Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 **Forward foreign exchange contracts as of March 31, 1997 were as follows:

                                                     Unrealized
                                  Expiration        Appreciation
   Foreign Currency Purchased        Date          (Depreciation)

   YEN       7,957,445,461        April 1997       $(11,675,086)

   Total (US$ Commitment--$76,133,940)              (11,675,086)
                                                   ------------

   Foreign Currency Sold

   YEN       7,957,445,461        April 1997         12,802,385

   Total (US$ Commitment--$77,261,239)               12,802,385
                                                   ------------

   Total Unrealized Appreciation on Forward
   Foreign Exchange Contracts--Net                 $  1,127,299
                                                   ============



PORTFOLIO INFORMATION


For the Quarter Ended March 31, 1997

                                  Percent of
Ten Largest Equity Holdings       Net Assets

Murata Manufacturing Co., Ltd.        6.8%
Canon, Inc.                           6.7
HSBC Holdings PLC                     5.8
Lend Lease Corp.                      5.8
Mitsubishi Heavy Industries, Ltd.     4.9
Bridgestone Corporation               4.3
Cheung Kong (Holdings) Ltd.           3.9
Ito-Yokado Co., Ltd.                  3.8
Rohm Co., Ltd.                        3.7
Sankyo Co., Ltd.                      3.7

                                  Percent of
Ten Largest Industries            Net Assets

Property & Casualty Insurance        12.7%
Electric Equipment                   12.1
Property                              9.7
Banking                               7.3
Office Equipment                      6.7
Conglomerates                         6.0
Electric Construction                 5.4
Capital Goods                         4.9
Retailing                             4.3
Tires & Rubber                        4.3


 Addition (Equity Investments)

*Siam Commercial Bank Public Co.


 Deletions (Equity Investments)

 Cerebos Pacific Ltd.
 Guangshen Railway Company Ltd.
 Henderson Land Development Company Ltd.
*Siam Commercial Bank Public Co.
 Swire Pacific Ltd. 'A'
 Taekwang Industries Co.

[FN]
*Added and deleted in the same quarter.



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Executive Vice President
Donald C. Burke, Vice President
Stephen I. Silverman, Vice President and
   Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863